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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 27, 1997

      AMRESCO Residential Securities Corporation Mortgage Loan Trust 1997-2
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             (Exact name of registrant as specified in its charter)


              New York                  333-08687-04        Application Pending
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  (State or Other Jurisdiction of     (Commission File       (I.R.S. Employer
           Incorporation)                  Number)          Identification No.)


    c/o The Bank of New York
        101 Barclay Street
        New York, New York                                         10286
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(Address of Principal Executive Offices)                         (Zip Code)


        Registrant's telephone number, including area code (212) 485-1784


                                       N/A
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          (Former name or former address, if changed since last report)

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

Item 2. Acquisition or Disposition of Assets

Description of the Conveyance of Subsequent Mortgage Loans

      On June 27, 1997, AMRESCO Residential Securities Corporation Mortgage Loan Trust 1997-2 (the "Trust") acquired $81,526,303.63 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of June 1, 1997, between AMRESCO Residential Capital Markets, Inc., as Seller, AMRESCO Residential Securities Corporation, as Depositor, Option One Mortgage Corporation, as a Servicer, Advanta Mortgage Corp. USA, as a Servicer and Ameriquest Mortgage Company, as a Servicer and The Bank of New York, in its capacity as Trustee (the "Pooling and Servicing Agreement") and a Subsequent Transfer Agreement among AMRESCO Residential Capital Markets, Inc., as Seller, AMRESCO Residential Securities Corporation, as Depositor and the Trust, as purchaser, dated June 27, 1997 (the "Subsequent Transfer Agreement"). The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated July 28, 1996 and the Prospectus Supplement dated June 5, 1997, filed pursuant to Rule 424(b)(5) of the Act on June 12, 1997. The Schedules of Subsequent Mortgage Loans are attached to the Subsequent Transfer Agreement.

Item 7 Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

      10.1 Subsequent Transfer Agreement dated as of June 27, 1997, among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Capital Markets, Inc., as Seller and AMRESCO Residential Securities Corporation Mortgage Loan Trust 1997-2 as the Purchaser.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AMRESCO RESIDENTIAL SECURITIES
                                 CORPORATION MORTGAGE LOAN TRUST 1997-2


                                 By: AMRESCO Residential Securities Corporation,
                                     as Depositor


                                 By: /s/ Ronald B. Kirkland
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                                     Name:  Ronald B. Kirkland
                                     Title: Vice President and Chief Accounting
                                            Officer

Dated: July 9, 1997